CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES

EXHIBIT 32
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

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         I, Anthony C. Papalia,  Principal  Executive  and  Principal  Financial
Officer of Chefs International, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (a) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended October 26, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 10, 2003


                                              /s/ Anthony C. Papalia
                                              ----------------------
                                              Anthony C. Papalia
                                              Principal Executive and
                                              Principal Financial Officer
                                              Chefs International, Inc.